                                                                    EXHIBIT 10.4

                                 REPLAYTV, INC.

                                1999 STOCK PLAN
                         (As Amended January 21, 2000)

     1.  Purposes of the Plan.  The purposes of this 1999 Stock Plan are to
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attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan.

     2.  Definitions.  As used herein, the following definitions shall apply:
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         (a) "Administrator" means the Board or its Committee appointed
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pursuant to Section 4 of the Plan.

         (b) "Affiliate" means an entity other than a Subsidiary (as defined
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below) in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

         (c) "Applicable Laws" means the legal requirements relating to the
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administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

         (d) "Board" means the Board of Directors of the Company.
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         (e) "Change in Control" means a sale of all or substantially all of
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the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation; provided however that a merger, consolidation or other capital reorganization in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction shall not constitute a Change in Control.

         (f) "Code" means the Internal Revenue Code of 1986, as amended.
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         (g) "Committee" means one or more committees or subcommittees of the
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Board appointed by the Board to administer the Plan in accordance with Section 4 below.

         (h) "Common Stock" means the Common Stock of the Company.
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          (i) "Company" means ReplayTV, Inc., a California corporation.
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          (j) "Consultant" means any person, including an advisor, who is
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engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (k) "Continuous Service Status" means the absence of any interruption
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or termination of service as an Employee or Consultant. Continuous Service Status shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

          (l) "Corporate Transaction" means a sale of all or substantially all
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of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (m) "Director" means a member of the Board.
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          (n) "Employee" means any person (including, if appropriate, any Named
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Executive, officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

          (p) "Fair Market Value" means, as of any date, the fair market value
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of Common Stock as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

          (q) "Incentive Stock Option" means an Option intended to qualify as an
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incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

          (r) "Listed Security" means any security of the Company that is listed
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or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (s) "Named Executive" means any individual who, on the last day of the
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Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (t) "Nonstatutory Stock Option" means an Option not intended to
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qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

          (u) "Option" means a stock option granted pursuant to the Plan.
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          (v) "Option Agreement" means a written document, the form(s) of which
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shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

          (w) "Option Exchange Program" means a program approved by the
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Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

          (x) "Optioned Stock" means the Common Stock subject to an Option or a
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Stock Purchase Right.

          (y) "Optionee" means an Employee or Consultant who receives an Option.
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          (z) "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code, or any successor provision.

          (aa) "Participant" means any holder of one or more Options or Stock
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Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

          (bb) "Plan" means this 1999 Stock Plan.
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          (cc) "Reporting Person" means an officer, Director, or greater than
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ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (dd) "Restricted Stock" means Shares of Common Stock acquired pursuant
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to a grant of a Stock Purchase Right under Section 11 below.

          (ee) "Restricted Stock Purchase Agreement" means a written document,
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the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

          (ff) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
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as amended from time to time, or any successor provision.

          (gg) "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 14 of the Plan.

          (hh) "Stock Exchange" means any stock exchange or consolidated stock
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price reporting system on which prices for the Common Stock are quoted at any given time.

          (ii) "Stock Purchase Right" means the right to purchase Common Stock
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pursuant to Section 11 below.

          (jj) "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

          (kk) "Ten Percent Holder" means a person who owns stock representing
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more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 14 of
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the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 9,700,000 Shares of Common Stock, plus (i) up to an aggregate of 7,600,000 Shares that (a) return to the Company's 1997 Stock Option Plan upon cancellation of outstanding options issued under that plan and (b) were Shares issued under the 1997 Stock Option Plan that the Company repurchases when the holder thereof terminates his or her service relationship with the Company, and (ii) an annual increase on the first day of each of the Company's fiscal years beginning in 2001 through 2009 equal to the greater of (x) 4,000,000 Shares, or (y) six percent (6%) of the Shares outstanding on the last day of the immediately preceding fiscal year. Notwithstanding the above, the maximum aggregate number of Shares that may be sold under the Plan during its term (as set forth in Section 6 below) is 62,300,000 Shares.

     The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

     4.  Administration of the Plan.
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         (a) General.  The Plan shall be administered by the Board or a
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Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to grant Options or Stock Purchase Rights to Employees and Consultants.

          (b) Committee Composition.  If a Committee has been appointed pursuant
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to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

          (d) Powers of the Administrator.  Subject to the provisions of the
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Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

              (ii) to select the Employees and Consultants to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted;

              (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted;

              (iv) to determine the number of Shares of Common Stock to be covered by each such award granted;

              (v)    to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

              (viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

              (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

              (x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations, and decisions shall be final and binding on all Participants; and

              (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

     5.  Eligibility.
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         (a) Recipients of Grants.  Nonstatutory Stock Options and Stock
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Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

         (b) Type of Option.  Each Option shall be designated in Option
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Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

         (c) No Employment Rights.  The Plan shall not confer upon any
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Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon its adoption by the
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Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
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the Option Agreement; provided however that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Limitation on Grants to Employees.  Subject to adjustment as provided
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in Section 14 below, the maximum number of Shares that may be subject to Options and Stock Purchase Rights granted to any one Employee under the Plan during a single fiscal year of the Company shall be 5,000,000.

     9.  Option Exercise Price and Consideration.
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         (a) Exercise Price.  The per Share exercise price for the Shares to be
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issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

             (i)   In the case of an Incentive Stock Option

                   (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                   (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be such price as is determined by the Administrator; provided however that in the case of a Nonstatutory Stock option granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per Share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code and if not so intended shall be such price as is determined by the Administrator.

             (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) Permissible Consideration.  The consideration to be paid for the
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Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash; (2) check; (3) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject, if applicable, to the provisions of Section 153 of the Delaware General Corporation Law); (4) cancellation of indebtedness; (5) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

     10.  Exercise of Option.
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          (a)  General.
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               (i)   Exercisability. Any Option granted hereunder shall be
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exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided that in the absence of such determination, vesting shall be tolled during an unpaid leave.

               (ii)  Fractional Shares.  An Option may not be exercised for a
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fraction of a Share.

               (iii) Procedures for and Results of Exercise.  An Option shall be
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deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan; provided that the Administrator may refuse to accept any form of consideration if, at the time of exercise, the Administrator determines in its sole discretion that acceptance of such form of consideration is not in the best interests of the Company at that time.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (iv)  Rights as Stockholder. Until the issuance (as evidenced by
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the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

           (b) Termination of Employment or Consulting Relationship.  In the
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event of termination of an Optionee's Continuous Service Status, such Optionee may, but only within three (3) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the

Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

          (c) Disability of Optionee.   Notwithstanding Section 10(b) above, in
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the event of termination of an Optionee's Continuous Service Status as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  Notwithstanding Section 10(b) above, in the
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event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty (30) days following termination of Optionee's Continuous Service Status, the Option may be exercised, at any time within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of Optionee's Continuous Service Status. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the person entitled to exercise the Option does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Extension of Exercise Period.  The Administrator shall have full
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power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service Status from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f) Buyout Provisions.  The Administrator may at any time offer to buy
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out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Purchase Rights.
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          (a) Rights to Purchase.  After the Administrator determines that it
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will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator in accordance with the Applicable Laws. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option.  Unless the Administrator determines otherwise,
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the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cash or cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine in accordance with the Applicable Laws.

          (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
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contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d) Rights as a Stockholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     12.  Taxes.
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          (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 12 (whether pursuant to Section 12(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

          (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
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          (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 12(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender.

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Non-Transferability of Options and Stock Purchase Rights.  Options and
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Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided that the Administrator may in its discretion and to the extent permitted by the Applicable Laws grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this
Section 13.

     14.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
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Transactions.
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          (a) Changes in Capitalization.  Subject to any required action by the
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stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option or Stock Purchase Right, each of the Share numbers set forth in Sections 3 and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Corporate Transaction.  In the event of a Corporate Transaction,
              ---------------------
each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the Company's successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the successor corporation does not agree to
----------------------
assume the Options or Stock Purchase Rights or to substitute an equivalent option or right, in which case such Options or Stock Purchase Rights shall terminate upon the consummation of the transaction.

          For purposes of this Section 14(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this
Section 14); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

     15.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Authority to Amend or Terminate.  The Board may at any time amend,
              -------------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Participant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  No amendment or termination
              ----------------------------------
of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

     17.  Conditions Upon Issuance of Shares.  Notwithstanding any other
          ----------------------------------
provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

     20.  Stockholder Approval.  If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

                                                                    EXHIBIT 10.4

                             REPLAY NETWORKS, INC.

                                1999 STOCK PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------

((Optionee))

     You have been granted an option to purchase Common Stock "Common Stock" of
                                                               ------------
Replay Networks, Inc. (the "Company") as follows:
                            -------

     Board Approval Date:               ((Board Approval Date))

     Date of Grant (Later of Board
     Approval Date or Commence-
     ment of Employment/Consulting):    ((Grant Date))

     Vesting Commencement Date:         ((Vesting Commence Date))

     Exercise Price per Share:          $((Exercise Price))

     Total Number of Shares Granted:    ((No of Shares))

     Total Exercise Price:              $((Total Exercise Price))

     Type of Option:                    ((ISO Amount)) Incentive Stock Option

                                        ((NSO Amount)) Nonstatutory Stock Option

     Term/Expiration Date:              ((Expir Date))

     Vesting Schedule:                  This Option may be exercised, in whole
                                        or in part, in accordance with the
                                        following schedule: ((Cliff Vest
                                        Amount)) of the Shares subject to the
                                        Option shall vest on the ((Cliff Month
                                        Number)) month anniversary of the
                                        Vesting Commencement Date and 1/((Total
                                        Vesting Months)) of the total number of
                                        Shares subject to the Option shall vest
                                        each month thereafter.

                                        Certain provisions of ((Optionee))'s
                                        offer letter dated
                                        ((Vesting Commence Date)) shall apply to this Option Agreement.

     Termination Period:                This Option may be exercised for 30 days
                                        after termination of employment or
                                        consulting relationship except as set
                                        out in Sections 6 and 7 of the Stock

                                        Option Agreement (but in no event later
                                        than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1999 Stock Plan and the Stock Option Agreement, both of which are attached and made a part of this document.


((Optionee)):                           Replay Networks, Inc.

_________________________________       By:_______________________________
Signature

_________________________________          _______________________________
Print Name                                 Print Name and Title

                             REPLAY NETWORKS, INC.

                                1999 STOCK PLAN

                            STOCK OPTION AGREEMENT
                            ----------------------

     1.   Grant of Option.  Replay Networks, Inc., a California corporation (the
          ---------------
"Company"), hereby grants to ((Optionee)) ("Optionee"), an option (the "Option")
 -------                                    --------                    ------
to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms,
                                       --------------
definitions and provisions of the Replay Networks, Inc.1999 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference.
 ----
Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

     If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2.   Exercise of Option.  This Option shall be exercisable during its Term
          ------------------
in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 9 of the Plan as follows:

          (a)  Right to Exercise.
               -----------------

               (i)   This Option may not be exercised for a fraction of a share.

               (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in Section 2(a)(i).

               (iii) In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.

          (b)  Method of Exercise.  This Option shall be exercisable by
               ------------------
execution and delivery of the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Exercise Agreement") or of any
                             ---------       ------------------
other form of written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Method of Payment.  Payment of the Exercise Price shall be by cash,
          -----------------
check or any other method permitted under the Plan; provided however that the Administrator may refuse to allow Optionee to tender a particular form of payment (other than cash or check) if, in the Administrator's sole discretion, acceptance of such form of consideration would not be in the best interests of the Company at such time.

     4.   Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5.   Termination of Relationship.  In the event of termination of
          ---------------------------
Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination
                                                                   -----------
Date"), exercise this Option during the Termination Period set forth in the
----
Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

     6.   Disability of Optionee.
          ----------------------

          (a) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 6(a), the Option shall terminate.

          (b) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date;

provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.

     7.   Death of Optionee.   In the event of the death of Optionee (a) during
          -----------------
the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within 30 days after Optionee's Termination Date, the Option may be exercised at any time within six months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

     8.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     9.   Term of Option.  This Option may be exercised only within the Term set
          --------------
forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 7 of the Plan.

     10.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of certain of the federal and California tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Incentive Stock Option.  If this Option qualifies as
              ----------------------------------
an Incentive Stock Option, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of Nonstatutory Stock Option.  If this Option does not
              -------------------------------------
qualify as an Incentive Stock Option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares.  In the case of a Nonstatutory Stock
              ---------------------
Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. In either case, the long-term capital gain will be taxed for federal income tax and alternative minimum tax purposes at a maximum rate of 20% if the Shares are held more than one year after exercise. If Shares purchased under an Incentive Stock Option are disposed of within one year after exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

          (d) Notice of Disqualifying Disposition of Incentive Stock Option
              -------------------------------------------------------------
Shares.  If the Option granted to Optionee herein is an Incentive Stock Option,
------
and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

     11.  Withholding Tax Obligations.
          ---------------------------

          (a) General Withholding Obligations.  As a condition to the exercise
              -------------------------------
of Option granted hereunder, Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee's current compensation, (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and
(B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 11(c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (b)  Stock Withholding to Satisfy Withholding Tax Obligations.  In the
               --------------------------------------------------------
event the Administrator allows Optionee to satisfy his or her tax withholding obligations as provided in Section 11(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section (11)(b) and all applicable laws. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

               (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 11(c) below);

               (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

               (iii) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          (c)  Definitions.  For purposes of this Section 11, the Fair Market
               -----------
Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the applicable laws (the "Tax Date").
 --------

     12.  Market Standoff Agreement.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

                           [Signature Page Follows]

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

                                        REPLAY NETWORKS, INC.

                                        By:_______________________________

                                           _______________________________
                                           (Print name and title)

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.

Dated: ________________________         __________________________________
                                        ((Optionee))

                                   EXHIBIT A
                                   ---------

                             REPLAY NETWORKS, INC.

                                1999 STOCK PLAN

            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
            -------------------------------------------------------

     This Agreement ("Agreement") is made as of ______________, by and between
                      ---------
Replay Networks, Inc., a California corporation (the "Company"), and
                                                      -------
((Optionee)) ("Purchaser"). To the extent any capitalized terms used in this
               ---------
Agreement are not defined, they shall have the meaning ascribed to them in the 1999 Stock Plan.

     1.   Exercise of Option.  Subject to the terms and conditions hereof,
          ------------------
Purchaser hereby elects to exercise his or her option to purchase __________ shares of the Common Stock (the "Shares") of the Company under and pursuant to
                                 ------
the Company's 1999 Stock Plan (the "Plan") and the Stock Option Agreement dated
                                    ----
______________, (the "Option Agreement").  The purchase price for the Shares
                      ----------------
shall be $((Exercise Price)) per Share for a total purchase price of $_______________. The term "Shares" refers to the purchased Shares and all
                             ------
securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   Time and Place of Exercise. The purchase and sale of the Shares under
          --------------------------
this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the exercise price therefor by Purchaser by (a) check made payable to the Company,
(b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) a combination of the foregoing.

     3.   Limitations on Transfer.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

          (a) Right of First Refusal.  Before any Shares held by Purchaser or
              ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
-------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(a) (the "Right of First Refusal").
                   ----------------------

              (i) Notice of Proposed Transfer.  The Holder of the Shares shall
                  ---------------------------
deliver to the Company a written notice (the "Notice") stating:  (i) the
                                              ------
Holder's bona fide
intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number
                                         -------------------
of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as
                        -------------
similar as reasonably possible) to the Company or its assignee(s).

               (ii)   Exercise of Right of First Refusal.  At any time within 30
                      ----------------------------------
days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

               (iii)  Purchase Price.  The purchase price ("Purchase Price") for
                      --------------                        --------------
the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)   Payment.  Payment of the Purchase Price shall be made, at
                      -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)    Holder's Right to Transfer.  If all of the Shares proposed
                      --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi)   Exception for Certain Family Transfers.  Anything to the
                      --------------------------------------
contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal
                    ----------------
descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (b)  Involuntary Transfer.
               --------------------

               (i)    Company's Right to Purchase upon Involuntary Transfer.  In
                      -----------------------------------------------------
the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii)   Price for Involuntary Transfer.  With respect to any stock
                      ------------------------------
to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (c)  Assignment.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (d)  Restrictions Binding on Transferees.  All transferees of Shares
               -----------------------------------
or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

          (e)  Termination of Rights.  The Right of First Refusal and the
               ---------------------
Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").
                                                   --------------

          (f)  Market Standoff Agreement.  In connection with the initial public
               -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

     4.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     5.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a) Legends.  The certificate or certificates representing the Shares
              -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

              (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A

                     VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (iii) IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS
                     SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

     Purchaser understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to this Agreement.

          (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d)  Removal of Legend.  When all of the following events have
               -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(ii): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in
Section 5(a)(ii), and delivered to Purchaser.

     6.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     7.   Miscellaneous.
          -------------

          (a) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) Entire Agreement; Enforcement of Rights.  This Agreement sets
              ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Construction.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h) California Corporate Securities Law.  THE SALE OF THE SECURITIES
              -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                           [Signature Page Follows]

     The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

                                        COMPANY:

                                        Replay Networks, Inc.

                                        By: ________________________________

                                        Name: ______________________________
                                             (print)

                                        Title: _____________________________

                                        1945 Charleston Road
                                        Mountain View, CA 94043-1201

                                        PURCHASER:

                                        ((OPTIONEE))

                                        ____________________________________
                                        (Signature)

                                        Address:

                                        ____________________________________
                                        ____________________________________

I, ______________________, spouse of ((Optionee)), have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                        ____________________________________
                                        Spouse of ((Optionee))

                STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
                ----------------------------------------------------

        Title 10. Investment - Chapter 3. Commissioner of Corporations

     260.141.11:  Restriction on Transfer.
     ----------   -----------------------

     (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

     (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

         (1)  to the issuer;
         (2)  pursuant to the order or process of any court;
         (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;
         (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;
         (5)  to holders of securities of the same class of the same issuer;
         (6)  by way of gift or donation inter vivos or on death;
         (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;
         (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;
         (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;
         (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
         (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;
         (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
         (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;
         (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;
         (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;
         (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or
         (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of
Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

     (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

               "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                REPLAYTV, INC.

                                1999 STOCK PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT
                      -----------------------------------


     This Restricted Stock Purchase Agreement (the "Agreement") is made as of
                                                    ---------
______________, __________, by and between ReplayTV, Inc ., a Delaware corporation (the "Company"), and ((Purchaser)) ("Purchaser") pursuant to the
                  -------                        ---------
Company's 1999 Stock Plan. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 1999 Stock Plan.

     1.  Sale of Stock.  Subject to the terms and conditions of this Agreement,
         -------------
on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, ((NoofShares)) shares of the Company's Common Stock (the "Shares") at a purchase price of
                                           ------
$((PriceperShare)) per Share for a total purchase price of $((TotalPurchasePrice)). The term "Shares" refers to the purchased Shares and
                                   ------
all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  Purchase.  The purchase and sale of the Shares under this Agreement
         --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the
                                -------------
Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, (c) cancellation of amounts due to Purchaser for prior services rendered to the Company, or (d) by a combination of the foregoing.

     3.  Limitations on Transfer.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

         (a)  Repurchase Option.
              -----------------

              (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable,
                                        ----------------
exclusive option (the "Repurchase Option") for a period of 90 days from such
                       -----------------
date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

               (ii) Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser's employment or consulting relationship that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such 90th day. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company's intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Shares being repurchased shall be deemed automatically canceled as of the 90th day following termination of Purchaser's employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

               (iii) 100 % of the Shares shall initially be subject to the Repurchase Option. 1/4th of the total number of shares shall be released from the Repurchase Option on the twelve month anniversary of the Vesting Commencement Date (as set forth on the signature page of this Agreement), and an additional 1/48th of the total number of Shares shall be released from the Repurchase Option each month after the date of issuance of the Shares on the Monthly Vesting Date (as set forth on the signature page of this Agreement), until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

          (b)  Right of First Refusal.  Before any Shares held by Purchaser or
               ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
-------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").
                   ----------------------

          (i)   Notice of Proposed Transfer.  The Holder of the Shares shall
                ---------------------------
deliver to the Company a written notice (the "Notice") stating:  (A) the
                                              ------
Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (C)
                                                      -------------------
the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or
                                   -------------
terms as similar as reasonably possible) to the Company or its assignee(s).

          (ii)  Exercise of Right of First Refusal.  At any time within 30 days
                ----------------------------------
after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

          (iii) Purchase Price.  The purchase price ("Purchase Price") for the
                --------------                        --------------
Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (iv)  Payment.  Payment of the Purchase Price shall be made, at the
                -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (v)   Holder's Right to Transfer. If all of the Shares proposed in the
                --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (vi)  Exception for Certain Family Transfers. Anything to the contrary
                --------------------------------------
contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or to a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean
                        ----------------
spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this
Section 3.

          (c)  Involuntary Transfer.
               --------------------

               (i)  Company's Right to Purchase upon Involuntary Transfer. In
                    -----------------------------------------------------
the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii) Price for Involuntary Transfer. With respect to any stock to
                    ------------------------------
be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Purchaser and whose fees shall be borne equally by the Company and Purchaser.

          (d)  Assignment.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

          (e)  Restrictions Binding on Transferees. All transferees of Shares or
               -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser's obligation to pay such transferee for such Shares or interest, and also to satisfy the Company's obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

          (f) Termination of Rights.  The Right of First Refusal and the
              ---------------------
Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon
                                                   --------------
termination of the Right of First Refusal and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 6(a)(ii) below and delivered to Purchaser.

     4.   Escrow of Unvested Shares.  For purposes of facilitating the
          -------------------------
enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by
                                                           ---------
Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  The certificate or certificates representing the Shares
               -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (iii) IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS
                     SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA,

                     EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

     Purchaser understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to this Agreement.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     8.   Section 83(b) Election.  Purchaser understands that Section 83(a) of
          ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the
               -----------
Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the
                                                        --------------
Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

          Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding

Section 83(b) Election (the "Acknowledgment"), attached hereto as Exhibit B.
                             --------------                       ---------
Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C, if
                                                                ---------
Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     9.   Market Standoff Agreement.  In connection with the initial public
          -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

     10.  Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  Successors and Assigns. The rights and benefits of this Agreement
               ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)  California Corporate Securities Law.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.



                           [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                                             REPLAYTV, INC.

                                             By:________________________________

                                             Title:_____________________________

                                             Address:
                                             1945 Charleston Road
                                             Mt. View, CA 94043

                                             PURCHASER:

                                             ((PURCHASER))


                                             ___________________________________
                                             (Signature)

                                             Address:
                                             ((PurchaserAddress1))
                                             ((PurchaserAddress2))

Vesting Commencement
Date: ((VestingCommenceDate))

Monthly Vesting
Date: ((MonthlyVestingDate))


I, ________________________________, spouse of ((Purchaser)), have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



                                             ___________________________________
                                             Spouse of ((Purchaser))

                                   EXHIBIT A
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------



     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned ("Purchaser") and ReplayTV, Inc. (the
                                    ---------
"Company") dated _______________, ____ (the "Agreement"), Purchaser hereby
 -------                                     ---------
sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ____, and hereby irrevocably constitutes and appoints ________________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ______________________

                                        Signature:


                                        ________________________________________
                                        ((Purchaser))


                                        ________________________________________
                                        Spouse of ((Purchaser)) (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                   EXHIBIT B
                                   ---------

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                   ----------------------------------------
                       REGARDING SECTION 83(b) ELECTION
                       --------------------------------

     The undersigned (which term includes the undersigned's spouse), a purchaser of ((NoofShares)) shares of Common Stock of ReplayTV, Inc., a Delaware corporation (the "Company") by exercise of stock purchase right (the "Right")
                  -------                                             -----
granted pursuant to the Company's 1999 Stock Plan (the "Plan"), hereby states as
                                                        ----
follows:

     1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the stock purchase agreement pursuant to which the Right was granted.

     2.   The undersigned either [check and complete as applicable]:

     (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code")
                                                                       ----
          and pursuant to the corresponding provisions, if any, of applicable state law; or

     (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

     (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.



Date:_____________________                   ___________________________________
                                             ((Purchaser))


Date:_____________________                   ___________________________________
                                             Spouse of ((Purchaser))

                                   EXHIBIT C
                                   ---------

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER: ((Purchaser))

     NAME OF SPOUSE: ________________

     ADDRESS:            ((PurchaserAddress1))
                         ((PurchaserAddress2))

     IDENTIFICATION NO. OF TAXPAYER: _______________

     IDENTIFICATION NO. OF SPOUSE: _______________

     TAXABLE YEAR: _______________

2. The property with respect to which the election is made is described as follows:

     _______________ shares of the Common Stock of ReplayTV, Inc., a Delaware corporation (the "Company").
                       -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_______________.

6.   The amount (if any) paid for such property: $______________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated: ___________________              ________________________________________
                                        ((Purchaser))

Dated: ___________________              ________________________________________
                                        Spouse of ((Purchaser))

             STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
             ----------------------------------------------------
        Title 10. Investment - Chapter 3. Commissioner of Corporations

                     260.141.11: Restriction on Transfer.
                     ----------  -----------------------

     (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

     (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1)  to the issuer;
          (2)  pursuant to the order or process of any court;
          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;
          (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;
          (5)  to holders of securities of the same class of the same issuer;
          (6)  by way of gift or donation inter vivos or on death;
          (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;
          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;
          (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;
          (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;
          (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;
          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;
          (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;
          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or
          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
     Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

     (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

               "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."